This SECURITIES PURCHASE AGREEMENT, dated as of May 6, 2005 (this "Agreement"), is entered into by and among Taylor Madison Corp., a Florida corporation maintaining its business address at 2875 NE 191st Street, Suite PH2, Aventura, Florida 33180 (the "SELLER"), Lucien Lallouz, an individual maintaining a business address at 2875 NE 191st Street, Suite PH2, Aventura, Florida 33180, and Michael B. Wellikoff, an individual maintaining a business address at 2875 NE 191st Street, Suite PH2, Aventura, Florida 33180 (collectively, the "MAJORITY SHAREHOLDERS"), Taylor Madison Holdings, Inc., a Florida corporation maintaining a business address at 2875 NE 191st Street, Suite PH2, Aventura, Florida 33180 ("HOLDINGS"), and Chris Phillips as authorized representative for each of the purchasers of the 10% Convertible Promissory Debentures listed on Exhibit "A" attached hereto (individually, a "PURCHASER" and collectively, the "PURCHASERS").

                             BACKGROUND INFORMATION
                             ----------------------

     Effective as the date first set forth above, the Purchasers are acquiring from the Seller and the Seller is selling and delivering to the Purchasers, free and clear of all liabilities, obligations, claims, liens and encumbrances 10% Convertible Promissory Debentures, with an principal amount of up to $1,000,000, and certain Class A warrants for the purchase of an aggregate of up to 1,250,000 shares of Seller's Common Stock, par value $.001 per share, calculated assuming completion of the 1 for 31 reverse stock split. In addition, effective as of the date first set forth above, the Seller is acquiring all of the issued and outstanding capital stock of Telzuit Technologies, Inc. ("TELZUIT"), a Florida corporation maintaining an office located at 5422 Carrier Drive, Suite 306, Orlando, Florida 32819 (the "SHARE EXCHANGE"), pursuant to the Share Exchange Agreement of even date herewith, by and between the Seller, Telzuit Technologies, LLC, Telzuit Technologies, Inc., and certain other persons a party thereto. Contemporaneously with the transaction referred to above, certain existing directors and officers of the Seller will resign and the remaining directors of the Seller will elect new directors and officers.

                              OPERATIVE PROVISIONS
                              --------------------

     In consideration of the mutual agreements contained herein, the parties agree as follows:

                                    ARTICLE 1
                                    ---------

                  Purchase and Sale of Debentures and Warrants
                  --------------------------------------------

     1.1     Description  of  Purchase  Securities;  Authorization of Financing.
             ------------------------------------------------------------------

     (a) The Seller has authorized the issuance and delivery to the Purchasers in the manner provided herein of 10% Convertible Debentures substantially in the form of Exhibit 1.1(a) in the aggregate principal amount of
                             --------------
up  to  $1,000,000  (the  "DEBENTURES").

     (b) The Seller has authorized the issuance and delivery to Purchasers of Seller's Common Stock Class A warrants (the "CLASS A WARRANTS") for the purchase of an aggregate of up to 1,250,000 (calculated assuming completion of the 1 for 31 reverse stock split) shares of Seller's Common Stock, par value $.001 per share such Class A Warrants to have an exercise price of $.60 per share. The Warrants shall be substantially in the form of Exhibit 1.1(b).
                                                                 --------------

     1.2     Purchase  and  Sale.   The  Seller  hereby  agrees  to  sell to the
             -------------------
Purchasers, and, subject to the terms and conditions herein set forth, each Purchaser hereby agree to purchase from the Seller the following securities:

     (a) On the Closing Date (as defined below), Debentures in the principal amount set forth next to each Purchaser's name on Exhibit "A" attached hereto.
                                                    -----------

     (b) On the Closing Date, the Seller shall issue the Class A Warrants, in the form of Exhibit 1.1(b), to each Purchaser in the denominations set forth
                --------------
next  to  each  Purchaser's  name  on Exhibit "A" attached hereto, as additional
                                      -----------
consideration  for  the  purchase  by  the  Purchasers  of  the  Debentures.

     1.3     Closing;  Payment  of  Purchase Price:  The closing of the sale and
             -------------------------------------
purchase of the Debentures and Class A Warrants shall take place at the offices of Bush Ross Gardner Warren & Rudy, P.A., 220 S. Franklin Street, Tampa, Florida 33602 on May 6, 2005, at 10:00 am., or at such other time and location as may be agreed to by the parties (the "CLOSING"). Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Seller contained herein, and in consideration of the sale and delivery of the Debentures and Class A Warrants, each Purchaser shall loan, in cash at the Closing, the amount set forth to its name on Exhibit "A" attached hereto. At the Closing, the Seller shall deliver to each Purchaser a Debentures and a Class A Warrant, in each case, in denominations set forth next to each Purchaser's name on Exhibit "A". Each party shall be responsible for all fees and costs incurred by them or on their behalf in connection with the negotiation of this Agreement and the Closing.

                                    ARTICLE 2
                                    ---------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                       OF SELLER AND MAJORITY SHAREHOLDERS
                       -----------------------------------

     The Seller and Majority Shareholders, jointly and severally, represent, warrant and agree as follows:

     2.1     Organization  and Standing of Seller:  Seller is a corporation duly
             ------------------------------------
organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. Seller has furnished to the Purchaser complete and correct copies of its Articles of Incorporation and By-Laws as presently in effect.

     2.2     Capitalization:  The authorized capital stock of Seller consists of
             --------------
50,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of preferred stock. On the date hereof, prior to issuance of the Debentures and Series A Warrants and closing the Share Exchange, 31,010,405 shares of common stock are issued and outstanding. shares of common stock are issued and outstanding. Seller has issued no shares of preferred stock. Seller holds no shares of its capital stock in its treasury (any such shares having been returned to the status of authorized but unissued shares) and all issued and outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable. As of the Closing, there are no outstanding rights, options, warrants, conversion privileges or agreements of any kind for the purchase or acquisition from, or the sale or issuance by, Seller of any shares of its capital stock and no authorization therefor has been given. There are no restrictions on the transfer of shares of capital stock of the Seller other than those imposed by relevant Federal and state securities laws. Seller shall deliver at the Closing a complete list of the capital stock of the Seller which is currently issued and the names in which such capital stock is registered on the stock transfer books of the Seller.

     2.3     Authorization  of  Seller and Majority Shareholders:  When executed
             ---------------------------------------------------
and delivered by the Seller, this Agreement and all ancillary agreements hereto, will constitute the valid and binding obligations of each of the Seller and Majority Shareholders, respectively and as applicable, enforceable in accordance with their respective terms.

     2.4     Subsidiaries:  Except  for those subsidiaries set forth on Schedule
             ------------                                               --------
2.4  (the  "SUBSIDIARIES"),  Seller does not control (as such term is defined in
---
Sec.368(c) of the Internal Revenue Code of l986, as amended), directly or indirectly, any other corporation, association or other business entity, nor does it have any direct or indirect interest therein. Other than pending litigation disclosed pursuant to Section 2.9 below, all Subsidiaries listed on
Schedule  2.4  have  not  had  any  operations  or  owned  any assets or had any
-------------
obligations  during  the  preceding  twelve  months.

     2.5     Consents;  Conflicts:  No  consent, approval or authorization of or
             --------------------
registration, qualification, designation, declaration or filing with any governmental authority or private person or entity on the part of the Seller, the Subsidiaries or the Majority Shareholders are required in connection with the execution and delivery of this Agreement or the consummation of any other transaction contemplated hereby, except as shall have been duly taken or effected prior to the Closing. The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default under any provision of any agreement by which Seller, the Subsidiaries or the Majority Shareholders are bound.

     2.6     Contracts:  No Seller or Subsidiary has any contracts, commitments,
             ---------
leases, arrangements, agreements or understandings, written or oral, except those listed and described in Schedule 2.6 attached hereto.
                                   -------------

     2.7     Financial  Statements:  Seller has delivered to the Purchasers: (a)
             ----------------------
the audited balance sheet of Seller and Subsidiaries (prepared on a consolidated basis) as of fiscal year ended June 30, 2004 (the "BALANCE SHEET"), and the related audited statement of income for the fiscal year then ended, (b) an unaudited balance sheet of Seller and Subsidiaries (prepared on a consolidated basis) for the quarters ended as of December 31, 2004 and March 31, 2004 (the "INTERIM BALANCE SHEETS") and the related unaudited statements of income for each of the three (3) months then ended. Such financial statements fairly present the financial condition and the results of operations of Seller and Subsidiaries as at the respective dates of and for the periods referred to in such financial statements. Seller and the Subsidiaries have no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet or the Interim Balance Sheets. The Seller shall pay, in full, all of the liabilities of Seller or Subsidiaries, of whatever kind, immediately prior to the Closing, except for those liabilities set forth on Schedule 2.7, in the amounts set forth on
                                    -------------
Schedule  2.7  and those liabilities assigned or transferred  in accordance with
-------------
Section  6.8  below.

     2.8     Taxes:  Seller  has filed all federal and state income tax returns,
             ------
federal and state payroll tax returns and state sales tax returns that are or were required to be filed by or with respect to Seller and the Subsidiaries prior to the Closing. Seller has paid, or made provision for the payment of, all taxes reflected on those returns that have been filed (including all returns filed for 2004). None of the returns are being audited. Seller has not given or been requested to give waivers or extensions of any statute of limitations relating to the payment of taxes of Seller or for which Seller or any Subsidiary may be liable. All taxes that Seller or any Subsidiary is or was required to withhold or collect have been duly withheld or collected and, to the extent required been paid. All tax returns described in this Section 2.8 that have been filed by Seller or a Subsidiary are true, correct, and complete.

     2.9     Litigation:  There  are  no  claims, actions, suits, proceedings or
             -----------
investigations pending or, to the knowledge of Seller, threatened against or affecting Seller or any Subsidiary before any foreign, federal, state, local or other governmental authority or agency, except as set forth on Schedule 2.9
                                                                    ------------
attached hereto. Neither Seller nor any Subsidiary is in violation of any order or judgment of any court or governmental authority and there is no order, decree or judgment of any kind in existence enjoining or restraining Seller or any Subsidiary, or any officers, shareholders or employees of Seller or any Subsidiary from taking any action of any kind with respect to Seller or any Subsidiary, or requiring Seller or any Subsidiary, or any of its officers, shareholders or employees to take, any action of any kind with respect to Seller or any Subsidiary.

     2.10     Compliance  with  Laws:  Seller and each Subsidiary has materially
              ----------------------
complied with all applicable material laws and regulations of foreign, federal, state, local and other governmental authorities and agencies which affect Seller or any Subsidiary.

     2.11     Disclosure.  Neither  this  Agreement,  nor  any  other  document,
              ----------
certificate or statement furnished to the Purchaser by or on behalf of the Seller or any Subsidiary in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading; and there is no fact which materially adversely affects, or in the future may (so far as the Seller can now reasonably foresee) materially adversely affect the assets, business, operations or prospects of the Seller or any Subsidiary which has not been set forth herein or in a schedule or statement furnished to the Purchaser.

     2.12     Employee  Benefit  Plans.  Except  as  set forth on Schedule 2.12,
              ------------------------                            -------------
Seller has no employee pension benefit plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), no employee welfare benefit plan (as defined in Section 3(1) of ERISA) and no nonqualified employee benefit plan, program or fringe benefit covering any employee of the Business (the "Employee Benefit Plans"). Except as set forth on
Schedule  2.12,  there  are no multi-employer plans covering any employee of the
--------------
Business and there is no current multi-employer plan withdrawal liability with respect to such employees. Except as set forth on Schedule 2.12, the Seller has
                                                   -------------
properly made all contributions to the Employee Benefit Plans and is in full compliance with the requirements of the Employee Benefit Plans.

                                    ARTICLE 3
                                    ---------

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER
           ----------------------------------------------------------

     The Purchaser represents and warrants to, and covenant with, the Seller as follows:

     3.1     Authorization:  When  executed and delivered by the Purchaser, this
             -------------
Agreement will constitute the valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms.

     3.2     No  Contractual  Violation:  Neither  the  execution,  delivery nor
             --------------------------
performance of this Agreement by the Purchaser, including the consummation by the Purchaser of the transactions contemplated hereby, will constitute a violation of or a default under, or conflict with, any term or provision of the any contract, commitment, indenture or other agreement, or of any other private restriction of any kind, to which the Purchaser is a party or by which he is otherwise bound.

                                    ARTICLE 4
                                    ---------

                              ADDITIONAL AGREEMENTS
                              ---------------------

     4.1     Resignation:  At  the  Closing,  Lucian Lallouz, Michael Wellikoff,
             -----------
and Timothy Hart shall execute and deliver to the Seller a letter, in form and content reasonably satisfactory to the Purchasers, resigning from each officer position he then holds, effective as of the Closing. Additionally, the Seller shall cause Michael Wellikoff to resign as a director and the remaining director and the Majority Shareholders shall appoint Telzuit's nominees as the directors and officers of Seller. Seller, the Majority Shareholders and the Purchasers will comply with Rule 14f-1 of the Securities Exchange Act of 1934, as amended.

     4.2     Satisfaction  of  Debt.  Except  those  obligations  set  forth  on
             ----------------------
Schedule  2.7 above, in amounts set forth on Schedule 2.7, the Seller shall pay,
                                             ------------
in full, all of the liabilities of Seller, of whatever kind, immediately prior to the Closing. Immediately after the Closing, the Seller shall use the proceeds from the sale of the Debentures and Class A Warrants to satisfy those obligations set forth on Schedule 2.7, in the amounts set forth on Schedule 2.7.
                         ------------                               -----------

     4.3     Escrow of Funds.  With regard to the pending lawsuit filed by Media
             ---------------
8 against Seller, at the Closing, the Seller shall deposit, from the proceeds from the sale of the Debentures and Class A Warrants, $25,000 as identified on
Schedule 2.7, into escrow with Bush Ross, P.A. (the "Escrow Agent") to hold pursuant to the terms of the Escrow Agreement of even date herewith attached hereto as Exhibit 4.3.
            ------------

     4.4     Consultation.  After  the  Closing, the Majority Shareholders shall
             -------------
make themselves available to the Seller, from time to time, to consult with Seller regarding its business. The Majority Shareholders shall spend that amount of time which, in his sole discretion and judgment, is necessary to provide such consulting services.

     4.5     Change of Name.  Within forty five (45) days of the Closing, Seller
             --------------
shall change its name from "Taylor Madison" and shall relinquish all rights to use the name "Taylor Madison."

     4.6     Assignment  of  Certain Obligations.  Prior to the Closing,  Seller
             -----------------------------------
shall transfer or assign to Holdings all of its assets (including the stock of Nimbus Jets, Inc. and Take To Auction.com, Inc.), and, other than those obligations expressly set forth on Schedule 2.7, Holdings shall have assumed all of Seller, including (a) all rights and obligations under that certain licensing agreement with Major League Baseball (the "MLB Licensing Agreement"), (b) all rights and obligations under that certain Manufacturing and Distribution Agreement with Boom, LLC (the "Boom Distribution Agreement"), (c) all rights and obligations under that certain lease agreement for the offices located at 2875 NE 191st Street, Suite Penthouse Two, Aventura, Florida 33180 (the "Lease Agreement"). Holdings and Majority Shareholders hereby agree to use their best efforts to cause each of Major League Baseball, Boom, LLC, and the landlord, to provide a written release, releasing Seller from any and all obligations under the MLB Licensing Agreement, the Boom Distribution Agreement, and the Lease Agreement, respectively. In addition, Holdings and Majority Shareholders hereby agree to use their best efforts to cause Gund, Inc. to release Seller from any and all obligations under that certain licensing agreement between Seller and Gund, Inc., as assigned to Omniscent Corp.

     4.7     Bank  Accounts;  Tax Filings; 10 QSB.  Prior to the Closing, Seller
             ------------------------------------
shall (a) close any and all existing bank accounts and shall provide proof of such closed account within two days after the Closing, (b) file its corporate tax return for 2004 with the IRS and shall also prepare and file any additional required 2004 state or local tax filings, and (c) prepare its 10QSB for the quarter ended March 31, 2005. Seller shall have paid, in full, all Federal, state and local taxes due for 2004.

     4.8     Cancellation  of  Employment  Contracts.  Prior to the Closing, the
             ---------------------------------------
Seller shall cancel all employment agreements, and shall have satisfied any and all obligations related thereto, including any employment agreements with Tim Hart, Michael Wellikoff, or Lucien Lallouz.

     4.9     SEC Filings.  The Majority Shareholders hereby agree to timely file
             -----------
Form 4's and amendments to Schedule 13D, as necessary, at their expense, related to the transactions contemplated herein or in connection with the Share Exchange.

     4.10.     Eclipse Aviation Shares.  In connection with an agreement between
               -----------------------
Nimbus Jet, Inc. and Eclipse Aviation, Seller had previously issued shares of its common stock to Eclipse Aviation. The Seller and Majority Shareholders hereby represent to Purchasers that Eclipse Aviation has agreed that it is obligated to return to the Seller for cancellation, without payment of consideration, 1,532,846 shares of common stock of the Seller. Such shares have not been cancelled because the share certificate representative of shares has been lost by the Seller.

                                    ARTICLE 5
                                   ----------

                       ADDITIONAL AGREEMENTS AND COVENANTS
                       -----------------------------------

     The  parties  further  agree  and  covenant  as  follows:

     5.1     Delivery  of  Additional Instruments on Request:  Each party agrees
             -----------------------------------------------
to execute and deliver or cause to be executed and delivered at the Closing, and at such other times and places as shall be reasonably subsequently agreed to, such additional instruments as the other party may reasonably request for the purpose of fully effecting the transactions herein contemplated.

     5.2     Agreements  as  to  Conditions:  Each  party agrees to use his best
             ------------------------------
efforts to satisfy each and every of the conditions set forth in Sections 6. and 7., respectively, of this Agreement.

     5.3     Brokerage Fee:  Each of the parties alleges that he has not engaged
             -------------
or authorized any broker or finder to act in a representative capacity or otherwise in connection with the transactions contemplated by this Agreement, and each agrees to indemnify and hold harmless the other from and against any and all claims, losses, liabilities or expenses which may be asserted against or suffered by either, or by Seller, as a result of any broker, finder or other person claiming any fee or commission by reason of services rendered or alleged to have been rendered for or at the instance of a particular party hereto with respect to the negotiation or execution of this Agreement or to the delivery of the consideration herein specified.

                                    ARTICLE 6
                                   ----------

                     CONDITIONS TO CLOSING BY THE PURCHASERS
                     ---------------------------------------

     The obligations of the Purchaser to consummate the transactions herein contemplated is subject to the satisfaction at or prior to the Closing of each of the following conditions, and if the Purchaser shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Purchaser shall have no liability to the Seller:

     6.1     Corporate  Action,  Good  Standing and Certificates:  The Purchaser
             ---------------------------------------------------
shall have received a copy of the Articles of Incorporation and By-Laws of Seller, certified as to their accuracy and completeness by the Seller.

     6.2     Truthfulness  of  Representations  and  Warranties:  Each  of  the
             --------------------------------------------------
representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

     6.3     Performance:  Each  of the agreements of the Seller to be performed
             -----------
or complied with at or before the Closing pursuant to the terms hereof shall have been duly performed or complied with.

     6.4     Consents:  All  consents  to  the  consummation of the transactions
             --------
contemplated herein which are required in order to prevent a breach of, or a default under, the terms of any agreement to which Seller is a party or is bound shall have been obtained.

     6.5     No  Litigation Threatened:  No action or proceeding shall have been
             -------------------------
instituted or, to the knowledge of the Seller, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Purchaser or the Seller as a result of which the Purchaser deems it inadvisable to proceed with the transaction.

     6.6      Satisfaction  of  Liabilities.   Except  for those liabilities set
             ------------------------------
forth on Schedule 2.7, in amounts set forth on Schedule 2.7, the Seller shall have paid, in full, all of the liabilities of Seller, of whatever kind, immediately prior to the Closing.

     6.7      [Intentionally  Omitted].

     6.8     Assignment  of  Assets  and  Certain  Obligations.  Seller  shall
             -------------------------------------------------
transfer or assign to Holdings all of its assets (including the stock of Nimbus Jets, Inc. and Take To Auction.com, Inc.), and, other than those obligations expressly set forth on Schedule 2.7, Holdings shall have assumed all of Seller, including (a) all rights and obligations under that certain licensing agreement with Major League Baseball (the "MLB Licensing Agreement"), (b) all rights and obligations under that certain Manufacturing and Distribution Agreement with Boom, LLC (the "Boom Distribution Agreement"), (c) all rights and obligations under that certain lease agreement for the offices located at 2875 NE 191st Street, Suite Penthouse Two, Aventura, Florida 33180 (the "Lease Agreement").

     6.9     Bank Accounts; Tax Filings; 10 QSB.  Seller shall (a) close any and
             ----------------------------------
all existing bank accounts and shall provide proof of such closed accounts within two after the Closing, (b) file its corporate tax return for 2004 with the IRS and shall also prepare and file any additional required 2004 state or local tax filings, and (c) prepare its 10 SB for the quarter ended March 31, 2005. Seller shall have paid, in full, all Federal, state and local taxes due for 2004.

     6.10     Designations,  Limitations  and  Preferences  for Preferred Stock.
              -----------------------------------------------------------------
Seller shall have filed an Articles of Amendment establishing Series B Preferred Stock with those Designations, Limitation, and Preferences set forth on Exhibit
                                                                         -------
6.10(a)  attached  hereto.
-------

     6.11     Shareholders List. Seller and Majority Shareholder shall cause the
              ------------------
transfer agent to deliver a stockholder ledger dated the Closing Date at the Closing, reflecting that the number of shares referenced in Section 2.2 above are issued and outstanding.

     6.12.     Cancellation  of  Employment  Contracts.  Tim  Hart,  Michael
               ---------------------------------------
Wellikoff, and Lucien Lallouz shall provide written evidence, satisfactory to Purchasers, of the cancellation of each of their respective employment contracts. Additionally, any other employment contracts entered into by Seller or any Subsidiary shall be cancelled.

                                    ARTICLE 7
                                   ----------

                       CONDITIONS TO CLOSING BY THE SELLER
                       -----------------------------------

     The obligations of the Seller to consummate the transactions herein contemplated shall be subject to the satisfaction of the Seller on or prior to the Closing of each of the following conditions, and if the Seller shall not consummate such transactions by reason of the failure of any of such conditions to be met as herein provided, the Seller shall have no liability to the
Purchasers:

     7.1     Truthfulness  of  Representations  and  Warranties:  Each  of  the
             --------------------------------------------------
representations and warranties of the Purchasers contained in this Agreement shall be true and correct as of the Closing with the same effect as though such representations and warranties had been made on and as of such date. Each such representation and warranty shall survive the consummation of the transactions contemplated by this Agreement and shall remain in full force and effect thereafter.

     7.2     Performance:  Each  of  the  agreements  of  the  Purchasers  to be
             -----------
performed or complied with on or before the Closing pursuant to the terms hereof shall have been duly performed and complied with.

     7.3     No  Litigation Threatened:  No action or proceeding shall have been
             -------------------------
instituted or, to the knowledge of the Purchasers, shall have been threatened before a court or other governmental body or by any public authority to restrain or prohibit the transactions contemplated herein. No governmental agency or body shall have taken any other action or made any request of the Seller or the Purchasers as a result of which the Seller deems it inadvisable to proceed with the transaction.

                                    ARTICLE 8
                                    ---------

                                 INDEMNIFICATION
                                 ---------------

     8.1     Survival  of  Representations:  Each  representation,  warranty,
             -----------------------------
covenant and agreement made by any party within this Agreement or pursuant hereto shall survive the date of Closing and any investigation at any time made by or on behalf of another party. All statements in any certificate, schedule, list and other document described pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties within the meaning of this Section.

     8.2          Indemnification:  The  Majority  Shareholders  and  Holdings,
                  ---------------
jointly and severally, shall indemnify and hold harmless the Seller and Purchasers at all times from and after the date of this Agreement against and in respect of all demands, claims, actions, liabilities, damages, losses, judgments, assessments, costs and expenses (including without limitation interest, penalties and attorney fees) asserted against, resulting to, imposed upon or incurred by the Seller (post-Closing) or the Purchasers, directly or indirectly (individually a "Claim" and collectively the "Claims"), arising out of or resulting from:

     (a) any and all liabilities of Seller (other than those liabilities expressly set forth on Schedule 2.7, in the amounts set forth on Schedule 2.7) of any nature, whether accrued, absolute, contingent or otherwise, existing on the date of the Closing (including, without limitation, any tax liabilities accrued in respect of or measured by Seller's income for any period prior to the date of the Closing) or arising out of transactions entered into or facts or circumstances existing prior to that date (including, without limitation, the MLB Licensing Agreement, the Boom Distribution Agreement, the Lease Agreement, and the Gund Licensing Agreement);

     (b) the lawsuit filed by Media 8 against Seller, Holdings, and Take To Auction.com, Inc. (the "Media 8 Litigation"); provided, however, the Majority Shareholders and Holdings shall not be required to indemnify Seller and Purchasers to the extent of the Escrow Funds (as defined in Section 4.3 above) are available to satisfy the Media 8 Litigation;

     (c)     the  Nimbus Group Plan referenced on Schedule 2.12 attached hereto;
or

     (d) a breach of any representation, warranty, covenant or agreement made or to be performed by the Seller under this Agreement.

     8.3     Notification:  The  Purchasers  shall, upon becoming aware or being
             ------------
put on notice of the existence of a Claim with respect to which any Purchaser may be entitled to indemnification pursuant to this Article 8, promptly notify the Majority Shareholders and Holdings in writing of such matter. If through any fault of the Purchasers, the Majority Shareholders and Holdings do not receive notice of any Claim with respect to which the Purchasers may be entitled to indemnification hereunder in time to contest, the Majority Shareholders and Holding shall not be obligated to indemnify the Purchasers; PROVIDED, that the Purchasers shall be deemed to have notified the Majority Shareholders and Holdings by giving written notice of any such Claim to Majority Shareholders and Holdings in the manner provided in Section 9.1 hereto.

     8.4     Settlement  and Defense of Claims:  Except as hereinafter provided,
             ---------------------------------
upon receiving notice thereof in accordance with the provisions of Section 8.3 hereof, the Majority Shareholders and Holdings shall have the right to settle at his own cost and expense all Claims which are susceptible of being settled or defended, and to defend, through counsel of his own choosing and at his own cost and expense, any third party action which may be brought in connection therewith; provided, that the Majority Shareholders and Holdings shall be required to keep the Purchasers fully and currently informed of all settlement negotiations and of the progress of any litigation; and provided further that the Purchasers shall have the right to fully participate in the defense or settlement of any Claim at their own expense.

     8.6     Cooperation  of  Indemnitee:  The  Purchasers  shall  permit  the
             ---------------------------
Majority Shareholders and Holders access to the books and records of Seller and its successors or assigns, and otherwise shall cooperate and shall cause Seller to cooperate with the Majority Shareholders and Holdings in connection with the settlement or defense of any Claim. In addition, except as hereinafter provided, the Purchasers shall pay or voluntarily permit the determination of any Claim while the Majority Shareholders and Holdings are negotiating the settlement thereof or litigating the Claim, except with the prior written consent of the Purchasers.

     8.7     Assumption  by  Indemnitee:  Notwithstanding  anything  contained
             -------------------------
herein to the contrary, the Purchasers may, by releasing the Majority Shareholders and Holdings from liability to him, her or it with respect to such Claim, take over and assume the settlement and defense of any Claim.

                                    ARTICLE 9
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.1     Notices:  All notices or other communications required or permitted
             -------
to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified mail, or sent by overnight delivery service to the applicable address appearing in the preamble to this Agreement, or to such other address as either party may have designated by like notice forwarded to the other party hereto. All notices shall be deemed given when postmarked (if mailed), when delivered to an overnight delivery service or, if hand delivered, when delivered to the recipient.

     9.2     Binding  Agreements; Non-Assignability:  Each of the provisions and
             --------------------------------------
agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees and successors of the respective parties hereto; but none of the rights or obligations attaching to either party hereunder shall be assignable.

     9.3     Entire  Agreement:  This  Agreement,  and  the  other  documents
             -----------------
referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each party.

     9.4     Severability:  Every  provision of this Agreement is intended to be
             ------------
severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     9.5     Headings:  The  headings  of  this  Agreement  are  inserted  for
             --------
convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

     9.6     Application  of  Florida  Law;  Venue:  This  Agreement,  and  the
             -------------------------------------
application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida.

     9.7     Counterparts:  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.8     Legal  Fees and Costs:  If a legal action is initiated by any party
             ---------------------
to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his, her or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party(ies).

     9.9     Jurisdiction:  The  parties agree that, irrespective of any wording
             ------------
that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have executed this Capital Stock Purchase Agreement as of the day and year first above written.


                                  SELLER


                                  TAYLOR  MADISON  CORP.,  a Florida corporation
                                  By:
                                     -------------------------------------------
                                  Name  (print):
                                                --------------------------------
                                  Its:
                                      ------------------------------------------


                                  MAJORITY  SHAREHOLDERS


                                  ----------------------------------------------
                                  Lucien  Lallouz,  individually



                                  ----------------------------------------------
                                  Michael  B.  Wellikoff,  individually


                                  TAYLOR  MADISON  HOLDINGS,  INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Its:
                                      ------------------------------------------

                                  PURCHASERS

                                  ----------------------------------------------
                                  Chris Phillip, as authorized representative for each of the Purchasers set forth on Exhibit "A"